UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

March 31, 2023
Annual Report
to Shareholders
DWS RREEF Real Assets Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
12	Performance Summary
16	Consolidated Portfolio Summary
18	Consolidated Investment Portfolio
28	Consolidated Statement of Assets and Liabilities
30	Consolidated Statement of Operations
31	Consolidated Statements of Changes in Net Assets
32	Consolidated Financial Highlights
38	Notes to Consolidated Financial Statements
53	Report of Independent Registered Public Accounting Firm
55	Information About Your Fund’s Expenses
57	Tax Information
58	Liquidity Risk Management
59	Advisory Agreement Board Considerations and Fee Evaluation
64	Board Members and Officers
70	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Real Assets Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS RREEF Real Assets Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging in 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is early evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS RREEF Real Assets Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 15 for more complete performance information.
Class A shares of DWS RREEF Real Assets Fund returned –13.83% in the 12 months that ended on March 31, 2023, underperforming the –11.81% return of the custom Blended Index. In managing the Fund, we combine top-down analysis and bottom-up company research to invest in global real estate investment trusts (REITs), global infrastructure stocks, commodities (both futures and equities) and Treasury Inflation Protected Securities (TIPS).
Real assets, as a group, suffered losses in the past 12 months and underperformed the –7.44% return for global equities, as measured by
Investment Process
The investment process starts with top-down allocations to each of the underlying real assets sectors, that comprise listed real estate, commodities, natural resource-related equities, listed infrastructure, gold and other precious metals, master limited partner-ships (MLPs), Treasury Protected Inflation Securities (TIPS) and other fixed-income securities, and then continues with allocations to the subsectors within each main sector. Portfolio management continuously monitors the current economic environment and reviews the sector and subsector allocations accordingly. Sector allocations are adjusted on an ongoing basis based upon portfolio management’s macro views in an effort to increase portfolio efficiency through tactical allocations. Within each of the sectors, portfolio management uses bottom-up analysis to value each individual security and judges the relative attractiveness of each to select what it believes to be the best investments to fill the sector allocations defined by the top-down allocation process. In addition to valuing the cash flow stream of the underlying assets, portfolio management’s bottom-up analysis also considers a company’s balance sheet, the quality and geography of the assets, the company’s management team, market thematics, liquidity, and a number of environmental, social and governance (ESG) considerations, each of which can impact an investment’s potential risk and return expectations. The portfolio is monitored on an ongoing basis for risk management purposes.

DWS RREEF Real Assets Fund	|	5

the MSCI All Country World Index, and global bonds, as gauged by the –4.61% return of the Bloomberg U.S. Universal Index. While an inflationary environment would typically be expected to provide support for real assets’ performance, the category in fact came under pressure from the combination of rising short-term interest rates, concerns about slowing economic growth, and heightened investor risk aversion.
Global real estate was the weakest performer among the areas in which the Fund invests, based on the –21.40% return of the FTSE EPRA/NAREIT Developed Index. Although many subsectors of the asset class continued to exhibit strong fundamentals, the overall category was adversely affected by the combination of slowing global growth and rising costs of capital. In addition, the large increase in bond yields created a compelling alternative for income-oriented investors and led to outflows from the REIT sector. Office REITs were particularly weak given that occupancy rates have not rebounded in the post–COVID reopening. Retail REITs also lagged amid concerns about consumer demand.
Despite a strong start, commodity futures lost ground for the full year. The Bloomberg Commodity Index returned –12.49%, making it the second-worst category in the Fund’s investment universe. When the reporting period began, commodities were still in the midst of the rally caused by the supply shock that followed Russia’s invasion of Ukraine in February 2022. However, the market suffered a sharp decline from its June 2022 peak and proceeded to trade lower through the remainder of the period. During this time, the asset class was pressured by the combination of weak demand brought about by slower economic growth and China’s protracted zero-COVID policy. At the same time, the supply chain issues of early 2022 gradually eased. Natural gas was a notable laggard over the full 12 months, as were base metals. On the other hand, precious metals outperformed the broader commodities index on the strength of a rally in March 2023.
The S&P Global Natural Resources Index returned –5.62% and outpaced the blended index. The category was helped by the sizable outperformance for energy stocks. The energy sector rallied strongly in the first half of the period behind rising crude oil prices in that time frame, and it subsequently held on to most of the gain thanks to developed-market energy companies’ strong cash flows, improving operational efficiencies, and rising share buybacks.

6	|	DWS RREEF Real Assets Fund

“The real assets category did not keep pace with either stocks or bonds in the past year, but we believe the category can continue to provide an important source of diversification in the current environment.”
Infrastructure stocks returned –7.26%, as gauged by the Dow Jones Brookfield Infrastructure Index. The sector held up better than the larger real assets category thanks largely to the resilience of global transportation stocks. Still, infrastructure stocks lost ground due in part to pronounced weakness in the more richly valued, rate-sensitive communications sector. The Americas midstream energy sector was also notably weak.
TIPS returned –6.06%, based on the Bloomberg U.S. Treasury Inflation Notes Total Return Index. Although TIPS are intended to provide a measure of protection against inflation, this trait was far outweighed by the impact rising interest rates had on prices.
Fund Performance
The fund underperformed its custom benchmark. Sector allocation detracted, primarily as a result of an underweight in developed oil and gas stocks in natural resource equities, as well as an overweight in U.S. towers within infrastructure. An underweight in the underperforming U.S. office sector in REITs contributed, as did underweights in residential property stocks in Continental Europe and the United States. Stock selection also detracted, particularly in Americas and European utilities in the infrastructure category. At the security level, an underweight in PG&E Corp. and an overweight in Orsted AS were key detractors. This was somewhat offset by positive selection in agricultural commodities, Canada and U.S. oil storage and transportation stocks, and TIPS. An overweight in Cheniere Energy, Inc. and an underweight in TC Energy Corp.* were among the top individual contributors.
Fund Positioning
Our thoughts on each of the categories is as follows:
Commodities: We believe volatility will likely remain elevated in energy, as the oil markets grapple with the conflicting factors of macroeconomic uncertainty versus the recent production cut by OPEC+. Base metals also

DWS RREEF Real Assets Fund	|	7

continue to be affected by the larger economic environment, and it remains to be seen how the banking crisis will translate to lending and economic activity more broadly. However, we see an opportunity in this area due to the combination of tight supplies and the potential for rising demand from China. Agriculture may also offer a favorable risk/reward profile due to crop production issues, depleted inventories, rising costs of production, and resilient demand.
Global Natural Resource Equities: Major themes include the scope and pace of China’s reopening, developed market economies’ growth trajectory in the face of tighter monetary policy, a dearth of capacity growth due to low capital expenditures, and the ongoing Russia-Ukraine war. We continued to rotate the portfolio among the energy, base metals, precious metals, and paper/forestry sectors to capture opportunities created by heightened market volatility.
Infrastructure Stocks: We believe economic turmoil is likely to continue weighing on markets, making the defensive characteristics of infrastructure stocks increasingly attractive. In addition, the category has a track record of performing well in both economic downturns and high-inflation environments. We think slower growth, geopolitical shifts, and energy disruptions will impact individual assets differently, but we believe long-term investors should see a growing pipeline of capital deployment opportunities driven by the themes of decarbonization, digitalization, and sustainability. Europe could be a focal point for these trends, as a confluence of macroeconomics, politics, regulation, and sector-level developments have made transformational infrastructure investment a strategic necessity. With this said, we are closely watching the regulatory environment worldwide since the rising cost of living may prompt officials to limit the ability of some companies to raise prices. As a result, businesses that have inflation pass-through characteristics and the ability to adjust terms — more than a regulated utility would, for instance — may be poised for outperformance.
Global REITs: We believe REITs could continue to experience near-term volatility as investors assess the health of the banking sector and evaluate the likely path of interest rates and economic growth. Although stress in the U.S. regional banking system could further weigh on the economy, inflation — while still elevated — appears to be cooling from its peak. Across the real estate landscape, healthy but moderating fundamentals in

8	|	DWS RREEF Real Assets Fund

select sectors continue to be counterbalanced by slowing global growth and higher costs of capital. However, we remain encouraged by the robust fundamentals in many segments of the category. In our view, an active, bottom-up approach remains essential to separate opportunities in fundamentally sound REITs from those that may be more vulnerable to potential risks.
TIPS: This is a lower area of emphasis for the Fund, which we use primarily on an opportunistic basis when we want to add a measure of defensiveness to the portfolio. From a longer-term standpoint, we see better total return opportunities in other areas of the asset class.
Our Broad View
Real assets did not keep pace with either stocks or bonds in the past year, but we think the category can continue to provide an important source of diversification in the current environment. Further, we believe real assets can benefit if central banks are forced to loosen policy to support the economy before inflation has fully cooled. With this said, individual categories within the real assets space can experience considerable performance divergences as the investment backdrop evolves. We therefore remain committed to building an active, diversified portfolio that provides exposure to a broad range of underlying investments. We maintain a cautious stance in response to ongoing uncertainty, but we are watching closely as to how economic conditions evolve and will continue seeking to capitalize on mispriced asset values and tactical opportunities that may present themselves.
*
Not held at March 31, 2023.
Portfolio Management Team
John W. Vojticek, Global Head of Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.
—Head and Chief Investment Officer of Liquid Real Assets for DWS.
—BS in Business Administration, University of Southern California.

DWS RREEF Real Assets Fund	|	9

Francis X. Greywitt III, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.
—Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.
—Investment industry experience began in 1999.
—BBA, St. Bonaventure University; MBA, University of Chicago.
Evan Rudy, CFA, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2007; Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.
—Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.
—BS, Miami University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Blended Index (Real Assets) is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and, 10% in the Bloomberg U.S. Treasury Inflation Notes Index.
Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to track the performance of listed real estate companies and REITS worldwide. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining. The Bloomberg U.S. Treasury Inflation Notes Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.
The MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

10	|	DWS RREEF Real Assets Fund

The Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

DWS RREEF Real Assets Fund	|	11

Performance SummaryMarch 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/23
Unadjusted for Sales Charge	–13.83%	6.26%	3.82%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–18.79%	5.01%	3.20%
MSCI World Index†	–7.02%	8.01%	8.85%
Bloomberg U.S. Treasury Inflation Notes Index†	–6.06%	2.94%	1.49%
Blended Index†	–11.81%	4.60%	3.38%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/23
Unadjusted for Sales Charge	–14.47%	5.48%	3.04%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–14.47%	5.48%	3.04%
MSCI World Index†	–7.02%	8.01%	8.85%
Bloomberg U.S. Treasury Inflation Notes Index†	–6.06%	2.94%	1.49%
Blended Index†	–11.81%	4.60%	3.38%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/23
No Sales Charges	–14.02%	5.99%	3.57%
MSCI World Index†	–7.02%	8.01%	8.85%
Bloomberg U.S. Treasury Inflation Notes Index†	–6.06%	2.94%	1.49%
Blended Index†	–11.81%	4.60%	3.38%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 3/31/23
No Sales Charges	–13.59%	6.58%	4.51%
MSCI World Index†	–7.02%	8.01%	7.70%
Bloomberg U.S. Treasury Inflation Notes Index†	–6.06%	2.94%	2.26%
Blended Index†	–11.81%	4.60%	3.26%

12	|	DWS RREEF Real Assets Fund

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/23
No Sales Charges	–13.69%	6.44%	3.98%
MSCI World Index†	–7.02%	8.01%	8.85%
Bloomberg U.S. Treasury Inflation Notes Index†	–6.06%	2.94%	1.49%
Blended Index†	–11.81%	4.60%	3.38%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/23
No Sales Charges	–13.53%	6.58%	4.14%
MSCI World Index†	–7.02%	8.01%	8.85%
Bloomberg U.S. Treasury Inflation Notes Index†	–6.06%	2.94%	1.49%
Blended Index†	–11.81%	4.60%	3.38%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2022 are 1.29%, 2.02%, 1.67%, 0.91%, 1.12% and 1.00% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other DWS funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect during the period prior to April 26, 2016.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS RREEF Real Assets Fund	|	13

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on November 28, 2014.

14	|	DWS RREEF Real Assets Fund

†
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
The Bloomberg U.S. Treasury Inflation Notes Index includes all publicly issued
U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.
The Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure
Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg
Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the
Bloomberg U.S. Treasury Inflation Notes Index. Dow Jones Brookfield Infrastructure Index
measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows
(based on publicly available information) derived from the following infrastructure sectors:
airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT
Developed Index is an unmanaged, market-weighted index designed to track the performance of listed real estate companies and REITS worldwide. Bloomberg
Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P
Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across
3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
3/31/23	$11.29	$11.21	$11.36	$11.21	$11.20	$11.21
3/31/22	$13.64	$13.54	$13.72	$13.55	$13.53	$13.54
Distribution Information as of 3/31/23
Income Dividends, Twelve Months	$.47	$.38	$.45	$.51	$.49	$.51

DWS RREEF Real Assets Fund	|	15

Consolidated Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	3/31/23	3/31/22
Common Stocks
Infrastructure	37%	37%
Real Estate	27%	25%
Natural Resource Equities	13%	14%
Commodity Futures	12%	15%
Treasury Inflation Protected Securities	9%	9%
Cash Equivalents, U.S. Treasury Notes, Short-Term U.S. Treasury Obligations and Other Assets and Liabilities, net*	2%	0%
	100%	100%

*	Net of notional exposure to futures contracts

Sector Diversification (As a % of Common Stocks)	3/31/23	3/31/22
Real Estate	43%	42%
Utilities	21%	19%
Energy	13%	14%
Materials	10%	13%
Industrials	8%	10%
Communication Services	3%	1%
Consumer Staples	2%	1%
Information Technology	0%	—
	100%	100%

Geographical Diversification (As a % of Common Stocks and Government & Agency Obligations)	3/31/23	3/31/22
United States	60%	66%
Canada	8%	8%
United Kingdom	7%	5%
Japan	4%	2%
Hong Kong	4%	2%
Spain	3%	3%
Australia	2%	2%
Singapore	2%	2%
France	2%	2%
Switzerland	2%	1%
Other	6%	7%
	100%	100%

16	|	DWS RREEF Real Assets Fund

Ten Largest Equity Holdings at March 31, 2023 (18.7% of Net Assets)	Country	Percent
1Enbridge, Inc.	Canada	2.4%
Provider of energy transportation, distribution and related services
2American Tower Corp.	United States	2.3%
Operator and developer of wireless communications and broadcast towers
3Prologis, Inc.	United States	2.1%
Owner, operator and developer of industrial real estate
4SBA Communications Corp.	United States	2.0%
Operator of wireless communication infrastructure
5National Grid PLC	United Kingdom	2.0%
Provider of electricity and natural gas transmission services
6Equinix, Inc.	United States	1.9%
Provider of technology-related real estate
7ONEOK, Inc.	United States	1.6%
Operator of natural gas and natural gas liquids business
8Sempra Energy	United States	1.5%
Provider of electric and natural gas products and services
9Vinci SA	France	1.5%
Provider of electrical, mechanical, civil engineering and construction services
10Crown Castle, Inc.	United States	1.4%
Provider of wireless infrastructure
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s consolidated investment portfolio, see page 18. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 70 for contact information.

DWS RREEF Real Assets Fund	|	17

ConsolidatedInvestment Portfolioas of March 31, 2023

	Shares	Value ($)
Common Stocks 77.4%
Communication Services 2.1%
Diversified Telecommunication Services
Cellnex Telecom SA 144A	2,032,556	79,127,755
China Tower Corp. Ltd. “H” 144A	335,573,000	40,629,217
		119,756,972
Consumer Staples 1.3%
Food Products
Archer-Daniels-Midland Co.	468,980	37,358,947
Bunge Ltd.	175,726	16,785,347
Darling Ingredients, Inc.*	307,110	17,935,224
		72,079,518
Energy 10.0%
Energy Equipment & Services 0.2%
Halliburton Co.	339,700	10,748,108
Oil, Gas & Consumable Fuels 9.8%
BP PLC	12,656,700	79,985,746
Canadian Natural Resources Ltd.	221,375	12,250,563
Cheniere Energy, Inc.	197,762	31,167,291
Diamondback Energy, Inc.	176,940	23,916,980
Enbridge, Inc.	3,621,890	138,095,443
Gazprom PJSC (ADR)* (a)	1,013,306	0
Gibson Energy, Inc.	1,086,926	17,371,514
LUKOIL PJSC (a)	91,202	0
Marathon Petroleum Corp.	198,018	26,698,767
Neste Oyj	179,000	8,839,246
ONEOK, Inc.	1,428,200	90,747,828
Pembina Pipeline Corp.	1,537,600	49,808,456
Shell PLC	1,507,564	42,993,942
Williams Companies, Inc.	1,256,683	37,524,555
		559,400,331
The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS RREEF Real Assets Fund

	Shares	Value ($)
Industrials 6.4%
Commercial Services & Supplies 0.6%
Republic Services, Inc.	136,035	18,394,653
Waste Connections, Inc.	126,702	17,620,447
		36,015,100
Construction & Engineering 2.3%
Ferrovial SA	1,469,785	43,329,677
Vinci SA	753,542	86,481,804
		129,811,481
Ground Transportation 1.6%
Canadian Pacific Railway Ltd.	353,500	27,220,677
East Japan Railway Co.	336,300	18,618,928
Union Pacific Corp.	216,300	43,532,538
		89,372,143
Transportation Infrastructure 1.9%
Aena SME SA 144A*	95,300	15,368,647
Getlink SE	345,045	5,681,735
Grupo Aeroportuario del Pacifico SAB de CV (ADR)	169,490	33,069,194
Japan Airport Terminal Co., Ltd.*	142,942	7,144,697
Transurban Group (Units)	4,855,179	46,313,124
		107,577,397
Information Technology 0.1%
IT Services
GDS Holdings Ltd. “A” *	4,045,000	9,348,536
Materials 8.2%
Chemicals 2.1%
CF Industries Holdings, Inc.	285,300	20,681,397
Corteva, Inc.	600,338	36,206,385
Nutrien Ltd.	628,277	46,399,058
Sociedad Quimica y Minera de Chile SA (ADR)	234,900	19,040,994
		122,327,834
Containers & Packaging 0.7%
Avery Dennison Corp.	96,930	17,343,685
SIG Group AG	767,500	19,794,375
		37,138,060
Metals & Mining 4.7%
Agnico Eagle Mines Ltd.	490,198	24,990,486
BHP Group Ltd.	966,300	30,635,667
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	19

	Shares	Value ($)
Franco-nevada Corp.	77,900	11,362,506
Freeport-McMoRan, Inc.	928,820	37,998,026
Glencore PLC	8,584,292	49,185,735
Norsk Hydro ASA	2,916,086	21,697,130
Reliance Steel & Aluminum Co.	98,700	25,340,238
Sumitomo Metal Mining Co., Ltd.	536,300	20,520,119
Teck Resources Ltd. “B”	868,626	31,717,864
Vale SA (ADR)	838,391	13,229,810
		266,677,581
Paper & Forest Products 0.7%
Mondi PLC	1,384,700	21,992,618
Svenska Cellulosa AB SCA “B” (b)	1,322,600	17,438,684
		39,431,302
Real Estate 33.0%
Diversified REITs 1.5%
Activia Properties, Inc.	4,970	14,170,579
British Land Co. PLC	6,002,653	28,817,216
Charter Hall Group	1,046,900	7,789,554
Hulic Reit, Inc.	5,267	5,945,540
Sekisui House Reit, Inc.	10,630	5,767,620
WP Carey, Inc.	308,548	23,897,043
		86,387,552
Health Care REITs 1.2%
Sabra Health Care REIT, Inc.	1,659,744	19,087,056
Ventas, Inc.	114,923	4,981,912
Welltower, Inc.	638,700	45,788,403
		69,857,371
Hotel & Resort REITs 0.5%
Ryman Hospitality Properties, Inc.	343,293	30,803,681
Industrial REITs 5.5%
EastGroup Properties, Inc.	188,073	31,092,228
Frasers Logistics & Commercial Trust	32,319,700	31,876,701
Granite Real Estate Investment Trust	375,397	23,246,004
Industrial & Infrastructure Fund Investment Corp.	11,310	12,305,630
Mapletree Logistics Trust	27,482,800	35,428,588
Prologis, Inc.	948,131	118,298,305
Rexford Industrial Realty, Inc.	617,500	36,833,875
Segro PLC	2,686,098	25,531,808
		314,613,139
The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS RREEF Real Assets Fund

	Shares	Value ($)
Office REITs 1.0%
Alexandria Real Estate Equities, Inc.	274,480	34,471,943
Dexus	1,079,400	5,476,117
Mori Trust REIT, Inc.	27,240	14,068,886
		54,016,946
Real Estate Management & Development 5.5%
CapitaLand Investment Ltd.	16,602,800	46,055,067
Castellum AB (b)	1,402,926	16,332,316
CK Asset Holdings Ltd.	7,536,363	45,712,064
CTP NV 144A	1,033,998	13,375,119
Fastighets AB Balder “B” *	4,291,140	17,654,490
Hysan Development Co., Ltd.	3,925,000	11,162,797
Mitsui Fudosan Co., Ltd.	2,530,200	47,481,402
PSP Swiss Property AG (Registered)	240,760	27,413,856
Sun Hung Kai Properties Ltd.	3,013,500	42,267,663
Tokyu Fudosan Holdings Corp.	5,713,600	27,438,491
Vonovia SE	1,012,284	19,036,403
		313,929,668
Residential REITs 2.0%
American Homes 4 Rent “A”	359,209	11,297,123
AvalonBay Communities, Inc.	230,140	38,677,329
Equity LifeStyle Properties, Inc.	221,310	14,856,540
Mid-America Apartment Communities, Inc.	155,964	23,556,803
UNITE Group PLC	1,957,591	23,244,368
		111,632,163
Retail REITs 4.5%
Agree Realty Corp.	694,822	47,671,737
Kenedix Retail REIT Corp.	6,905	12,234,448
Kite Realty Group Trust	1,467,729	30,704,891
Klepierre SA	731,900	16,606,027
Link REIT	7,460,441	47,974,374
Region RE Ltd.	6,468,000	10,246,355
RioCan Real Estate Investment Trust (b)	1,763,900	26,611,854
Simon Property Group, Inc.	433,220	48,507,643
Spirit Realty Capital, Inc.	408,317	16,267,349
		256,824,678
Specialized REITs 11.3%
American Tower Corp.	630,721	128,881,529
Big Yellow Group PLC	1,698,866	24,502,761
Crown Castle, Inc.	601,830	80,548,927
Equinix, Inc.	152,494	109,954,274
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	21

	Shares	Value ($)
Extra Space Storage, Inc.	124,100	20,219,613
Iron Mountain, Inc.	574,475	30,395,472
Life Storage, Inc.	124,656	16,341,155
Public Storage	175,480	53,019,527
SBA Communications Corp.	431,796	112,728,982
VICI Properties, Inc.	1,613,174	52,621,736
Weyerhaeuser Co.	486,842	14,668,550
		643,882,526
Utilities 16.3%
Electric Utilities 4.9%
Exelon Corp.	1,656,234	69,379,642
Orsted AS 144A	397,432	33,800,688
PG&E Corp.*	3,393,800	54,877,746
SSE PLC	1,422,600	31,650,068
Terna - Rete Elettrica Nazionale	8,921,149	73,123,267
Xcel Energy, Inc.	269,348	18,164,829
		280,996,240
Gas Utilities 3.3%
APA Group (Units)	2,812,017	19,064,266
Atmos Energy Corp.	425,490	47,808,057
China Resources Gas Group Ltd.	9,094,200	33,419,880
ENN Energy Holdings Ltd.	1,984,400	27,146,999
Hong Kong & China Gas Co., Ltd.	34,989,850	30,819,069
Tokyo Gas Co., Ltd.	1,491,100	28,042,600
		186,300,871
Independent Power & Renewable Electricity Producers 0.7%
RWE AG	916,900	39,502,164
Multi-Utilities 6.5%
Ameren Corp.	503,863	43,528,725
CenterPoint Energy, Inc.	2,430,814	71,611,780
National Grid PLC	8,267,138	111,902,125
NiSource, Inc.	1,994,070	55,754,197
Sempra Energy	585,610	88,520,808
		371,317,635
Water Utilities 0.9%
American Water Works Co., Inc.	341,379	50,008,610
Total Common Stocks (Cost $4,458,046,435)		4,409,757,607

The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS RREEF Real Assets Fund

	Principal Amount ($)	Value ($)
Government & Agency Obligations 19.7%
U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds:
0.875%, 2/15/2047	26,592,805	23,006,932
1.375%, 2/15/2044	44,460,159	43,042,992
U.S. Treasury Inflation-Indexed Notes:
0.125%, 7/15/2031	58,878,475	54,221,671
0.25%, 1/15/2025	86,069,443	83,981,587
0.25%, 7/15/2029	54,294,932	51,441,267
0.375%, 1/15/2027	90,010,857	86,744,448
0.375%, 7/15/2027	65,970,484	63,723,364
0.625%, 1/15/2026	85,932,219	84,008,815
0.875%, 1/15/2029	27,571,954	27,086,213
U.S. Treasury Notes:
0.125%, 5/31/2023	50,000,000	49,635,311
0.125%, 6/30/2023	50,000,000	49,454,733
0.125%, 7/31/2023	70,000,000	68,941,797
0.125%, 8/31/2023	42,000,000	41,215,781
1.375%, 9/30/2023	65,000,000	63,948,828
1.625%, 4/30/2023	42,000,000	41,902,622
2.25%, 12/31/2023	17,500,000	17,183,496
2.375%, 2/29/2024	40,000,000	39,164,062
2.5%, 8/15/2023	60,000,000	59,479,687
2.5%, 1/31/2024	50,000,000	49,085,937
2.875%, 10/31/2023	65,000,000	64,334,765
2.875%, 11/30/2023	60,000,000	59,280,469
Total Government & Agency Obligations (Cost $1,148,694,040)		1,120,884,777

	Shares	Value ($)
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.66% (c) (d) (Cost $23,744,750)	23,744,750	23,744,750
Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 4.78% (c) (Cost $100,676,680)	100,676,680	100,676,680

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	23

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $5,731,161,905)	99.3	5,655,063,814
Other Assets and Liabilities, Net	0.7	38,285,149
Net Assets	100.0	5,693,348,963
A summary of the Fund’s transactions with affiliated investments during the year ended March 31, 2023 are as follows:
Value ($) at 3/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 3/31/2023	Value ($) at 3/31/2023
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.66% (c) (d)
69,740,451	—	45,995,701 (e)	—	—	207,656	—	23,744,750	23,744,750
Cash Equivalents 1.8%
DWS Central Cash Management Government Fund, 4.78% (c)
165,421,662	3,431,943,929	3,496,688,911	—	—	2,291,014	—	100,676,680	100,676,680
235,162,113	3,431,943,929	3,542,684,612	—	—	2,498,670	—	124,421,430	124,421,430

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at March 31, 2023 amounted to $22,278,630, which is 0.4% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended March 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
HRW: Hard Red Winter
LME: London Metal Exchange
PJSC: Public Joint Stock Company
RBOB: Reformulated Blendstock for Oxygenate Blending
REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS RREEF Real Assets Fund

ULSD: Ultra-Low Sulfur Diesel
WTI: West Texas Intermediate
At March 31, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Brent Crude Oil Futures	USD	5/31/2023	848	69,593,304	67,611,040	(1,982,264)
Copper Futures	USD	5/26/2023	404	40,894,701	41,354,450	459,749
Corn Futures	USD	5/12/2023	525	17,718,188	17,338,125	(380,063)
Corn Futures	USD	7/14/2023	816	25,122,872	25,948,800	825,928
Cotton No. 2 Futures	USD	7/7/2023	318	13,702,249	13,212,900	(489,349)
Gasoline RBOB Futures	USD	4/28/2023	53	6,075,447	5,967,906	(107,541)
Gasoline RBOB Futures	USD	6/30/2023	81	8,662,781	8,755,047	92,266
Gold 100 oz. Futures	USD	6/28/2023	726	135,080,433	144,198,120	9,117,687
Kansas City HRW Wheat Futures	USD	5/12/2023	178	7,669,945	7,811,975	142,030
Lean Hogs Futures	USD	6/14/2023	503	20,331,159	18,434,950	(1,896,209)
Live Cattle Futures	USD	6/30/2023	405	25,687,755	26,264,250	576,495
LME Nickel Futures	USD	5/15/2023	157	25,573,544	22,372,500	(3,201,044)
LME Primary Aluminium Futures	USD	5/15/2023	734	44,676,353	43,925,312	(751,041)
LME Zinc Futures	USD	5/15/2023	392	30,116,110	28,711,550	(1,404,560)
Low Sulfur Gas Oil Futures	USD	5/11/2023	280	22,727,400	21,049,000	(1,678,400)
Natural Gas Futures	USD	4/26/2023	589	15,819,885	13,052,240	(2,767,645)
Natural Gas Futures	USD	6/28/2023	584	18,246,681	15,954,880	(2,291,801)
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	25

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
NY Harbor ULSD Futures	USD	4/28/2023	76	8,833,610	8,364,955	(468,655)
Silver Futures	USD	5/26/2023	260	28,917,574	31,402,800	2,485,226
Soybean Futures	USD	5/12/2023	272	20,524,718	20,474,800	(49,918)
Soybean Meal Futures	USD	5/12/2023	175	8,181,539	8,155,000	(26,539)
Soybean Oil Futures	USD	7/14/2023	262	9,948,451	8,743,464	(1,204,987)
Soybean Oil Futures	USD	12/14/2023	224	8,178,101	7,257,600	(920,501)
Sugar No. 11 Futures	USD	4/28/2023	894	20,164,941	22,278,480	2,113,539
Wheat Futures	USD	5/12/2023	1,003	37,841,107	34,716,338	(3,124,769)
WTI Crude Futures	USD	6/20/2023	426	29,980,101	32,260,980	2,280,879
WTI Crude Futures	USD	8/22/2023	156	11,003,829	11,700,000	696,171
Total					707,317,462	(3,955,316)
At March 31, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LME Nickel Futures	USD	5/15/2023	13	1,800,675	1,852,500	(51,825)
LME Primary Aluminium Futures	USD	5/15/2023	70	4,159,420	4,189,062	(29,642)
LME Zinc Futures	USD	5/15/2023	42	3,100,513	3,076,238	24,275
Total					9,117,800	(57,192)
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Consolidated Financial Statements.
The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS RREEF Real Assets Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)
Communication Services	$—	$119,756,972	$—	$119,756,972
Consumer Staples	72,079,518	—	—	72,079,518
Energy	438,329,505	131,818,934	0	570,148,439
Industrials	139,837,509	222,938,612	—	362,776,121
Information Technology	—	9,348,536	—	9,348,536
Materials	284,310,449	181,264,328	—	465,574,777
Real Estate	1,246,031,484	635,916,240	—	1,881,947,724
Utilities	499,654,394	428,471,126	—	928,125,520
Government & Agency Obligations	—	1,120,884,777	—	1,120,884,777
Short-Term Investments (a)	124,421,430	—	—	124,421,430
Derivatives (b)
Futures Contracts	18,814,245	—	—	18,814,245
Total	$2,823,478,534	$2,850,399,525	$0	$5,673,878,059

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(22,826,753)	$—	$—	$(22,826,753)
Total	$(22,826,753)	$—	$—	$(22,826,753)

(a)	See Consolidated Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	27

Consolidated Statement of Assets and Liabilities
as of March 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $5,606,740,475) — including $22,278,630 of securities loaned	$5,530,642,384
Investment in DWS Government & Agency Securities Portfolio (cost $23,744,750)*	23,744,750
Investment in DWS Central Cash Management Government Fund (cost $100,676,680)	100,676,680
Cash	20,000
Foreign currency, at value (cost $10,425,926)	10,427,659
Deposit with broker for futures contracts	53,880,662
Receivable for investments sold	975,429
Receivable for Fund shares sold	8,102,742
Dividends receivable	10,549,753
Interest receivable	3,114,571
Receivable for variation margin on futures contracts	5,653,482
Foreign taxes recoverable	409,134
Other assets	148,562
Total assets	5,748,345,808
Liabilities
Payable upon return of securities loaned	23,744,750
Payable for investments purchased	17,290,864
Payable for Fund shares redeemed	8,901,367
Accrued management fee	3,105,185
Accrued Trustees' fees	56,855
Other accrued expenses and payables	1,897,824
Total liabilities	54,996,845
Net assets, at value	$5,693,348,963
Net Assets Consist of
Distributable earnings (loss)	(729,897,303)
Paid-in capital	6,423,246,266
Net assets, at value	$5,693,348,963
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS RREEF Real Assets Fund

Consolidated Statement of Assets and Liabilities
as of March 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($115,602,101 ÷ 10,236,721 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.29
Maximum offering price per share (100 ÷ 94.25 of $11.29)	$11.98
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($23,613,784 ÷ 2,106,821 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.21
Class R
Net Asset Value, offering and redemption price per share ($2,317,945 ÷ 204,087 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.36
Class R6
Net Asset Value, offering and redemption price per share ($160,102,381 ÷ 14,280,357 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.21
Class S
Net Asset Value, offering and redemption price per share ($371,749,769 ÷ 33,191,967 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.20
Institutional Class
Net Asset Value, offering and redemption price per share ($5,019,962,983 ÷ 447,880,244 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.21
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	29

Consolidated Statement of Operations
for the year ended March 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $6,515,055)	$131,619,206
Interest (net of foreign taxes withheld of $237,745)	47,480,921
Income distributions — DWS Central Cash Management Government Fund	2,291,014
Securities lending income, net of borrower rebates	207,656
Total income	181,598,797
Expenses:
Management fee	45,123,645
Administration fee	5,687,258
Services to shareholders	6,430,290
Distribution and service fees	594,854
Custodian fee	221,726
Professional fees	195,469
Reports to shareholders	343,216
Registration fees	563,788
Trustees' fees and expenses	293,030
Other	274,025
Total expenses before expense reductions	59,727,301
Expense reductions	(5,534,954)
Total expenses after expense reductions	54,192,347
Net investment income	127,406,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(256,283,179)
Futures	(132,812,032)
Foreign currency	(173,504)
(389,268,715)
Change in net unrealized appreciation (depreciation) on:
Investments	(628,021,053)
Futures	(13,298,348)
Foreign currency	(4,168)
(641,323,569)
Net gain (loss)	(1,030,592,284)
Net increase (decrease) in net assets resulting from operations	$(903,185,834)
The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS RREEF Real Assets Fund

Consolidated Statements of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$127,406,450	$49,954,275
Net realized gain (loss)	(389,268,715)	191,351,257
Change in net unrealized appreciation (depreciation)	(641,323,569)	405,709,625
Net increase (decrease) in net assets resulting from operations	(903,185,834)	647,015,157
Distributions to shareholders:
Class A	(5,276,345)	(2,959,877)
Class T	(390)	(352)
Class C	(803,109)	(261,754)
Class R	(101,955)	(58,175)
Class R6	(5,689,006)	(2,227,839)
Class S	(16,823,577)	(7,982,238)
Institutional Class	(221,636,463)	(77,858,454)
Total distributions	(250,330,845)	(91,348,689)
Fund share transactions:
Proceeds from shares sold	3,528,736,002	4,018,528,707
Reinvestment of distributions	218,163,907	82,591,391
Payments for shares redeemed	(2,397,150,805)	(692,444,910)
Net increase (decrease) in net assets from Fund share transactions	1,349,749,104	3,408,675,188
Increase (decrease) in net assets	196,232,425	3,964,341,656
Net assets at beginning of period	5,497,116,538	1,532,774,882
Net assets at end of period	$5,693,348,963	$5,497,116,538

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	31

Consolidated Financial Highlights
DWS RREEF Real Assets Fund — Class A
	Years Ended March 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.64	$11.50	$8.73	$10.05	$9.32
Income (loss) from investment operations:
Net investment income[a]	.22	.15	.11	.15	.14
Net realized and unrealized gain (loss)	(2.10)	2.29	2.80	(1.28)	.73
Total from investment operations	(1.88)	2.44	2.91	(1.13)	.87
Less distributions from:
Net investment income	(.47 )	(.30 )	(.14 )	(.19 )	(.14 )
Net asset value, end of period	$11.29	$13.64	$11.50	$8.73	$10.05
Total Return (%)[b,c]	(13.83)	21.49	33.59	(11.51)	9.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	147	92	70	72
Ratio of expenses before expense reductions (%)	1.27	1.29	1.33	1.36	1.37
Ratio of expenses after expense reductions (%)	1.22	1.22	1.22	1.22	1.22
Ratio of net investment income (%)	1.88	1.15	1.07	1.48	1.42
Portfolio turnover rate (%)	86	65	74	88	72

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

32	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class C
	Years Ended March 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.54	$11.42	$8.67	$9.97	$9.25
Income (loss) from investment operations:
Net investment income[a]	.13	.05	.03	.08	.07
Net realized and unrealized gain (loss)	(2.08)	2.27	2.78	(1.27)	.72
Total from investment operations	(1.95)	2.32	2.81	(1.19)	.79
Less distributions from:
Net investment income	(.38 )	(.20 )	(.06 )	(.11 )	(.07 )
Net asset value, end of period	$11.21	$13.54	$11.42	$8.67	$9.97
Total Return (%)[b,c]	(14.47)	20.53	32.58	(12.05)	8.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	24	12	16	29
Ratio of expenses before expense reductions (%)	2.01	2.02	2.08	2.10	2.13
Ratio of expenses after expense reductions (%)	1.97	1.97	1.97	1.97	1.97
Ratio of net investment income (%)	1.12	.40	.28	.79	.69
Portfolio turnover rate (%)	86	65	74	88	72

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	33

DWS RREEF Real Assets Fund — Class R
	Years Ended March 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.72	$11.57	$8.79	$10.11	$9.38
Income (loss) from investment operations:
Net investment income[a]	.20	.12	.08	.13	.11
Net realized and unrealized gain (loss)	(2.11)	2.30	2.82	(1.28)	.74
Total from investment operations	(1.91)	2.42	2.90	(1.15)	.85
Less distributions from:
Net investment income	(.45 )	(.27 )	(.12 )	(.17 )	(.12 )
Net asset value, end of period	$11.36	$13.72	$11.57	$8.79	$10.11
Total Return (%)[b]	(14.02)	21.16	33.15	(11.65)	9.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	2	3
Ratio of expenses before expense reductions (%)	1.64	1.67	1.71	1.75	1.75
Ratio of expenses after expense reductions (%)	1.47	1.47	1.47	1.47	1.47
Ratio of net investment income (%)	1.64	.93	.80	1.26	1.18
Portfolio turnover rate (%)	86	65	74	88	72

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

34	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class R6
	Years Ended March 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.55	$11.42	$8.67	$9.97	$9.25
Income (loss) from investment operations:
Net investment income[a]	.25	.18	.21	.17	.16
Net realized and unrealized gain (loss)	(2.08)	2.29	2.71	(1.25)	.73
Total from investment operations	(1.83)	2.47	2.92	(1.08)	.89
Less distributions from:
Net investment income	(.51 )	(.34 )	(.17 )	(.22 )	(.17 )
Net asset value, end of period	$11.21	$13.55	$11.42	$8.67	$9.97
Total Return (%)[b]	(13.59)	21.92	33.94	(11.17)	9.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	160	117	37	4	1
Ratio of expenses before expense reductions (%)	.90	.91	.95	1.00	1.06
Ratio of expenses after expense reductions (%)	.90	.90	.93	.95	.95
Ratio of net investment income (%)	2.16	1.44	2.04	1.66	1.70
Portfolio turnover rate (%)	86	65	74	88	72

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	35

DWS RREEF Real Assets Fund — Class S
	Years Ended March 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.53	$11.41	$8.66	$9.97	$9.24
Income (loss) from investment operations:
Net investment income[a]	.24	.16	.12	.17	.15
Net realized and unrealized gain (loss)	(2.08)	2.28	2.79	(1.27)	.74
Total from investment operations	(1.84)	2.44	2.91	(1.10)	.89
Less distributions from:
Net investment income	(.49 )	(.32 )	(.16 )	(.21 )	(.16 )
Net asset value, end of period	$11.20	$13.53	$11.41	$8.66	$9.97
Total Return (%)[b]	(13.69)	21.65	33.81	(11.38)	9.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	372	392	243	149	255
Ratio of expenses before expense reductions (%)	1.10	1.12	1.16	1.17	1.16
Ratio of expenses after expense reductions (%)	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income (%)	2.03	1.29	1.23	1.68	1.57
Portfolio turnover rate (%)	86	65	74	88	72

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

36	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Institutional Class
	Years Ended March 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$13.54	$11.42	$8.67	$9.97	$9.25
Income (loss) from investment operations:
Net investment income[a]	.26	.19	.15	.17	.16
Net realized and unrealized gain (loss)	(2.08)	2.27	2.77	(1.25)	.73
Total from investment operations	(1.82)	2.46	2.92	(1.08)	.89
Less distributions from:
Net investment income	(.51 )	(.34 )	(.17 )	(.22 )	(.17 )
Net asset value, end of period	$11.21	$13.54	$11.42	$8.67	$9.97
Total Return (%)[b]	(13.53)	21.83	33.94	(11.17)	9.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5,020	4,815	1,146	340	170
Ratio of expenses before expense reductions (%)	1.00	1.00	1.03	1.07	1.07
Ratio of expenses after expense reductions (%)	.90	.90	.94	.95	.95
Ratio of net investment income (%)	2.20	1.50	1.49	1.72	1.68
Portfolio turnover rate (%)	86	65	74	88	72

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	37

Notes to Consolidated Financial Statements
A.
Organization and Significant Accounting Policies
DWS RREEF Real Assets Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

38	|	DWS RREEF Real Assets Fund

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.
Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary” ). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA” ), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC” ) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor” ) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2023, the Fund’s investment in the Subsidiary was $700,473,335, representing 12.2% of the Fund’s total assets.
The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own

DWS RREEF Real Assets Fund	|	39

assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of

40	|	DWS RREEF Real Assets Fund

the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended March 31, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of March 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

DWS RREEF Real Assets Fund	|	41

As of March 31, 2023, the Fund had securities on loan, which were classified as common stocks in the Consolidated Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
Income from certain commodity-linked derivatives does not constitute “qualifying income”  to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.
At March 31, 2023, the Fund had net tax basis capital loss carryforwards of approximately $429,926,000, including short-term losses ($269,742,000) and long-term losses ($160,184,000). Such losses include

42	|	DWS RREEF Real Assets Fund

$196,790,000 inherited from its mergers with affiliated funds, which may be applied against any realized net taxable capital gains indefinitely subject to certain limitations under Section 381–384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of March 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in limited partnerships, the realized tax character on distributions from certain securities, income related to inflation protected securities and investment in the subsidiary . As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At March 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$27,067,815
Capital loss carryforwards	$(429,926,000)
Net unrealized appreciation (depreciation) on investments	$(288,308,874)
At March 31, 2023, the aggregate cost of investments for federal income tax purposes was $5,983,984,630. The net unrealized depreciation for all investments based on tax cost was $288,308,874. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,604,527,149 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,892,836,023.

DWS RREEF Real Assets Fund	|	43

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2023	2022
Distributions from ordinary income*	$250,330,845	$91,348,689

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT” ) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Derivative Instruments
A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or

44	|	DWS RREEF Real Assets Fund

seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2023, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
A summary of the open futures contracts as of March 31, 2023, is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended March 31, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $707,317,000 to $1,020,434,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $9,118,000 to $132,897,000.
The following tables summarize the value of the Fund’s derivative instruments held as of March 31, 2023 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Commodity Contracts (a)	$18,814,245
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a)
Includes cumulative appreciation of futures contracts as disclosed in the Consolidated
Investment Portfolio. Unsettled variation margin is disclosed separately within the
Consolidated Statement of Assets and Liabilities.

DWS RREEF Real Assets Fund	|	45

Liability Derivative	Futures Contracts
Commodity Contracts (a)	$(22,826,753)
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a)
Includes cumulative depreciation of futures contracts as disclosed in the Consolidated
Investment Portfolio. Unsettled variation margin is disclosed separately within the
Consolidated Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2023 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Commodity Contracts (a)	$(132,812,032)
The above derivative is located in the following Consolidated Statement of Operations account:

(a)	Net realized gain (loss) from futures contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (a)	$(13,298,348)
The above derivative is located in the following Consolidated Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on futures contracts
C.
Purchases and Sales of Securities
During the year ended March 31, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$4,694,385,375	$3,607,634,422
U.S. Treasury Obligations	$708,864,651	$1,060,856,155
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and

46	|	DWS RREEF Real Assets Fund

restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF” ), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.
Prior to October 1, 2022, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Next $1.5 billion of such net assets	.775%
Over $3.5 billion of such net assets	.750%
Effective October 1, 2022, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Next $1.5 billion of such net assets	.775%
Next $3.0 billion of such net assets	.750%
Over $6.5 billion of such net assets	.725%
Accordingly, for the year ended March 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.77% of the Fund’s average daily net assets.
For the period from April 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses

DWS RREEF Real Assets Fund	|	47

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.90%
Class S	1.07%
Institutional Class	.90%
For the year ended March 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$69,039
Class C	9,647
Class R	4,697
Class R6	1,819
Class S	116,275
Institutional Class	5,333,477
$5,534,954
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2023, the Administration Fee was $5,687,258, of which $459,556 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended March 31,

48	|	DWS RREEF Real Assets Fund

2023 (through September 30, 2022 for Class T shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at March 31, 2023
Class A	$21,527	$3,540
Class T	13	—
Class C	1,190	183
Class R	296	51
Class R6	1,726	379
Class S	78,876	13,555
Institutional Class	5,861	1,068
	$109,489	$18,776
In addition, for the year ended March 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$145,676
Class C	26,415
Class R	6,355
Class S	746,164
Institutional Class	5,342,859
$6,267,469
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended March 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2023
Class C	$189,142	$14,913
Class R	6,715	486
	$195,857	$15,399
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T, C and R shareholders at an annual rate of up

DWS RREEF Real Assets Fund	|	49

to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2023 (through September 30, 2022 for Class T shares), the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2023	Annual Rate
Class A	$329,451	$48,314.25%
Class T	11	—	.15%
Class C	62,873	9,449.25%
Class R	6,662	973.25%
	$398,997	$58,736
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2023 aggregated $23,640.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2023, the CDSC for Class C shares aggregated $11,792. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2023, DDI received $20,028 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended March 31, 2023, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders”  aggregated $1,900, of which $424 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund

50	|	DWS RREEF Real Assets Fund

in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. For the year ended March 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $15,439.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2023.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,531,483	$43,992,755	4,758,860	$60,137,335
Class C	863,183	10,695,665	1,169,248	14,675,406
Class R	48,342	617,866	53,952	705,802
Class R6	7,641,957	93,247,331	10,219,113	129,035,877
Class S	17,901,218	220,098,392	15,772,058	199,127,996
Institutional Class	260,187,106	3,160,083,993	287,887,311	3,614,846,291
		$3,528,736,002		$4,018,528,707

DWS RREEF Real Assets Fund	|	51

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	409,700	$4,757,955	217,825	$2,727,779
Class T	33 *	390 *	28	352
Class C	51,756	599,069	16,142	200,515
Class R	8,712	101,955	4,624	58,175
Class R6	472,737	5,420,965	175,982	2,183,559
Class S	1,435,984	16,523,452	633,950	7,874,773
Institutional Class	16,584,868	190,760,121	5,592,061	69,546,238
		$218,163,907		$82,591,391
Shares redeemed
Class A	(4,443,693)	$(52,803,276)	(2,225,265)	$(28,457,169)
Class T	(1,221)*	(13,127)*	—	—
Class C	(553,068)	(6,435,532)	(522,868)	(6,539,317)
Class R	(71,914)	(847,121)	(73,315)	(939,566)
Class R6	(2,485,400)	(29,655,061)	(4,958,711)	(62,573,359)
Class S	(15,095,165)	(173,497,315)	(8,730,650)	(109,777,925)
Institutional Class	(184,438,803)	(2,133,899,373)	(38,333,453)	(484,157,574)
		$(2,397,150,805)		$(692,444,910)
Net increase (decrease)
Class A	(502,510)	$(4,052,566)	2,751,420	$34,407,945
Class T	(1,188)*	(12,737)*	28	352
Class C	361,871	4,859,202	662,522	8,336,604
Class R	(14,860)	(127,300)	(14,739)	(175,589)
Class R6	5,629,294	69,013,235	5,436,384	68,646,077
Class S	4,242,037	63,124,529	7,675,358	97,224,844
Institutional Class	92,333,171	1,216,944,741	255,145,919	3,200,234,955
		$1,349,749,104		$3,408,675,188

*	For the period from April 1, 2022 to September 30, 2022 (Class T liquidation date).

52	|	DWS RREEF Real Assets Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Market Trust and Shareholders of DWS RREEF Real Assets Fund:
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of DWS RREEF Real Assets Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Market Trust) (the “Trust” ), including the consolidated investment portfolio, as of March 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche DWS Market Trust) at March 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the

DWS RREEF Real Assets Fund	|	53

effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
May 24, 2023

54	|	DWS RREEF Real Assets Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class C, Class R, Class S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2022 to March 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS RREEF Real Assets Fund	|	55

Expenses and Value of a $1,000 Investment
for the six months ended March 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/23	$1,062.70	$1,059.90	$1,062.30	$1,064.70	$1,064.30	$1,064.70
Expenses Paid per $1,000*	$6.27	$10.12	$7.56	$4.63	$5.51	$4.63
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/23	$1,018.85	$1,015.11	$1,017.60	$1,020.44	$1,019.60	$1,020.44
Expenses Paid per $1,000*	$6.14	$9.90	$7.39	$4.53	$5.39	$4.53

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS RREEF Real Assets Fund	1.22%	1.97%	1.47%	.90%	1.07%	.90%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

56	|	DWS RREEF Real Assets Fund

Tax Information (Unaudited)
For corporate shareholders, 11% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended March 31, 2023, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $161,658,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS RREEF Real Assets Fund	|	57

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period” ). During the Reporting Period, your Fund was predominately invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.

58	|	DWS RREEF Real Assets Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS RREEF Real Assets Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and RREEF America L.L.C. (“RREEF” ), an affiliate of DIMA, in September 2022.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and

DWS RREEF Real Assets Fund	|	59

resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.

60	|	DWS RREEF Real Assets Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, effective October 1, 2021, in connection with the 2021 contract renewal process, DIMA agreed to implement a new management fee breakpoint and that, effective October 1, 2022, DIMA agreed to implement an additional management fee breakpoint. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

DWS RREEF Real Assets Fund	|	61

Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of

62	|	DWS RREEF Real Assets Fund

the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS RREEF Real Assets Fund	|	63

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

64	|	DWS RREEF Real Assets Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012), Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS RREEF Real Assets Fund	|	65

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Formerly: Executive Vice President, The
Glenmede Trust Company (investment trust
and wealth management) (1983–2004); Board
Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020-2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

66	|	DWS RREEF Real Assets Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions

DWS RREEF Real Assets Fund	|	67

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust,
Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc.,
Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments
VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust,
Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free
Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr.
Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various
Trusts. Mr. Perry is an Advisory Board Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

68	|	DWS RREEF Real Assets Fund

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS RREEF Real Assets Fund	|	69

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

70	|	DWS RREEF Real Assets Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 887	25159K 804	25159K 705
Fund Number	487	787	2087	1487

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687

DWS RREEF Real Assets Fund	|	71

222 South Riverside Plaza
Chicago, IL 60606-5808
DRAF-2
(R-027136-14 5/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF Real assets Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$46,486	$0	$10,366	$0
2022	$48,933	$0	$10,366	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$183,212	$0
2022	$0	$429,517	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$10,366	$183,212	$0	$193,578
2022	$10,366	$429,517	$0	$439,883

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Assets Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/30/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/30/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	5/30/2023